UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2026

WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona  85004
 (Address of principal executive offices)               (Zip Code)

(602) 389-3500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	WAL	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 4.250% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A	WAL PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 10, 2026, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.0001 per share, voted in person or by proxy at the Annual Meeting was 98,091,907 representing 90.3% of the 108,671,534 shares outstanding and entitled to vote at the Annual Meeting. The Company's stockholders: elected all of the thirteen nominees for director; approved the non-binding advisory vote on executive compensation; and ratified the appointment of RSM US LLP as the Company's independent auditor for the fiscal year ending December 31, 2026. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.
Proposal 1 Election of Directors
The Company’s stockholders elected thirteen directors to each serve for a one-year term expiring in 2027. The voting results were as follows:

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Bruce D. Beach	88,839,363	1,765,730	60,031	7,426,783
Juan R. Figuereo	89,581,111	1,019,494	64,519	7,426,783
Greta Guggenheim	90,399,965	211,892	53,267	7,426,783
Christopher A. Halmy	89,557,996	1,050,465	56,663	7,426,783
Mary Chris Jammet	90,175,991	431,463	57,670	7,426,783
Marianne Boyd Johnson	88,182,126	2,362,811	120,187	7,426,783
Robert P. Latta	88,982,021	1,618,875	64,228	7,426,783
Anthony T. Meola	90,406,134	201,025	57,965	7,426,783
Dr. Michael Papay	90,313,828	294,902	56,394	7,426,783
Bryan K. Segedi	90,356,458	251,709	56,957	7,426,783
Donald D. Snyder	85,888,286	4,707,822	69,016	7,426,783
Clarke Starnes III	90,366,435	241,639	57,050	7,426,783
Kenneth A. Vecchione	89,283,829	1,315,228	66,067	7,426,783
Proposal 2 Advisory (Non-Binding) Vote on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, executive compensation. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
86,377,579	4,148,326	139,219	7,426,783
Proposal 3 Ratification of Auditor
The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
96,759,728	1,009,265	322,914	—
Item 9.01    Financial Statements and Exhibits
The following exhibits are being filed herewith:
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Vishal Idnani

Vishal Idnani
Chief Financial Officer

Date:	June 11, 2026